EXHIBIT 99.3

Certification of Chief Financial Officer Regarding Periodic Report Containing

Financial Statements Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Wallace G. Haislip, the Chief Financial Officer of Scientific-Atlanta, Inc. (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Quarterly Report on Form 10-Q for the period ended March 28, 2003 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Wallace G. Haislip
Name: Wallace G. Haislip Date: May 9, 2003